UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2015 – December 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices
Guggenheim Equal Weight Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2015
Total Cumulative Distribution	% Breakdown of the Total Cumulative
For the Fiscal Year	Distributions for the Fiscal Year

	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term	Return	Total Per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.1232	$0.2746	$1.7897	$0.0000	$2.1875	5.63%	12.55%	81.82%	0.0%	100.0%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/geq.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.437500, on a quarterly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/geq for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GEQ
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM EQUAL WEIGHT
ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/geq, you will find:

●	Daily, weekly and monthly data on share prices, net asset values, distributions and more

●	Portfolio overviews and performance analyses

●	Announcements, press releases and special notices

●	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2015

DEAR SHAREHOLDER:

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2015.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

For the 12 months ended December 31, 2015, the Fund provided a total return based on market price of -9.79% and a total return net of fees based on NAV of -3.48%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.

On December 31, 2015, the Fund’s closing market price of $16.34 per share represented a discount of 9.17% to its NAV of $17.99 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.71% based on the Fund’s closing market price of $16.34 as of December 31, 2015. Please see Note 2(d) on page 39 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Both the Adviser and the two Sub-Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 53 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less

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DEAR SHAREHOLDER: (Unaudited) continued	December 31, 2015

than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2015, we encourage you to read the Questions & Answers section of the report, which begins on page 7.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.

Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund
January 31, 2016

6 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	December 31, 2015

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy. The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer, Equities, Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Daniel Cheeseman, Portfolio Manager.

Security Investors, LLC (“Security Investors” or the “Equity Strategy Sub-Adviser”) is the Fund’s investment sub-adviser responsible for managing the underlying equity portfolio. The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager. The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2015.

Please describe the Fund’s investment objective and strategy.
The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. Options on an index differ from options on securities because (i) the exercise of an index option requires cash

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2015

payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC). There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the 12 months ended December 31, 2015.
As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (GDP) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the CBOE Volatility Index (“VIX”). However, the sell-off occurred in what is historically a seasonally strong time for equities and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions

8 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2015

enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets—particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession. Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases.

How did the Fund perform for the 12 months ended December 31, 2015?
For the 12 months ended December 31, 2015, the Fund provided a total return based on market price of -9.79% and a total return net of fees based on NAV of -3.48%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.

On December 31, 2015, the Fund’s closing market price of $16.34 per share represented a discount of 9.17% to its NAV of $17.99 per share. The closing price of the Fund’s shares as of December 31, 2014, was $20.42, which represented a discount of 2.06% to the NAV of $20.85. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of the period, the Fund paid a distribution of $0.4375 per share. The most recent distribution represents an annualized distribution rate of 10.71% based on the Fund’s closing market price of $16.34 as of December 31, 2015. Please see Note 2(d) on page 39 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2015

What decisions had the greatest effect on the Fund’s performance?
The main driver of underperformance for the period was the weak return of the underlying index, the S&P 500 Equal Weight Index. The equal-weighted index returned -2.19%, compared with the 1.38% return of the capitalization-weighted S&P 500 Index, so was a headwind for a Fund whose holdings tracked the equal weighted index. The S&P 500 Index was one of the better performing U.S. equity indexes for the period, indicating the outperformance of larger-cap stocks in 2015. The small-cap Russell 2000 Index, for example, returned -4.41% and the Russell MidCap Index returned -2.44%.

Also constraining performance was that the Fund tended to write slightly out-of-the-money calls. Writing out of the money calls in a range-bound market reduces the net premium income.

The main interruption to the pattern of range-bound trading was the August sell-off, driven by concern over the first Fed rate hike in several years, a devaluation of the Chinese yuan, and concerns about global growth. The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX”), the main measure of implied volatility, closed as high as 41 in that period, its highest point since the 2011 European Sovereign Debt Crisis.

In addition to the flat market and low absolute levels of implied volatility, the Fund also had to contend with below-average volatility premiums (the difference between implied and realized volatility). A low spread between implied and realized volatility can be challenging for a call-write fund as the premiums received do not compensate the fund for the upside risk it takes.

Implied volatility for 2015 was generally above realized (2.1pts). However this was below the long-term average of 4.3pts, which was a headwind for the Fund for much of the year. The sudden drawdown of the market in August saw the premium soar (implied volatility fell below realized volatility by as much as 18.6pts), but then quickly disappear, as the volatility returned to levels that have prevailed for much of the past few years.

Can you discuss the impact of leverage in the Fund?
Leverage detracted from performance for the period, as the broad equity market was flat and premium income was diminished in an unattractive environment for volatility. The Fund’s total return was below that of the cost of leverage. Therefore, on a simple comparison, the use of leverage detracted from shareholder returns.

Leverage at the end of the period was about 24% of the Fund’s total managed assets. Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Our economic outlook remains positive, as the U.S. expansion continues. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2015

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see “Borrowings” under Note 9 on page 45 for more information on the Fund’s credit facility agreement.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2015

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

12 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	December 31, 2015

Fund Statistics
Share Price	$16.34
Net Asset Value	$17.99
Discount to NAV	-9.17%
Net Assets ($000)	$157,816

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2015
			Since
	One	Three	Inception
	Year	Year	(10/27/11)
Guggenheim Equal Weight Enhanced
Equity Income Fund
NAV	-3.48%	7.79%	7.77%
Market	-9.79%	7.75%	4.78%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggen-heiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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FUND SUMMARY (Unaudited) continued	December 31, 2015

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Non-cyclical	27.5%
Financial	23.3%
Consumer, Cyclical	19.5%
Industrial	16.7%
Technology	12.7%
Energy	11.0%
Communications	9.3%
Utilities	8.0%
Basic Materials	5.3%
Diversified	0.3%
Short term investments	1.4%
Total Investments	135.0%
Options Written	-1.1%
Other Assets & Liabilities, net	-33.9%
Net Assets	100.0%

14 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	December 31, 2015

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2015, 5.63% of the distributions were characterized as net investment income and 94.37% of the distributions were characterized as capital gains.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6%
Consumer, Non-cyclical – 27.5%
Celgene Corp.*,1	3,828	$458,441
Illumina, Inc.*	2,373	455,485
AbbVie, Inc.1	7,677	454,784
Biogen, Inc.*,1	1,463	448,190
Mallinckrodt plc*,1	5,980	446,287
United Rentals, Inc.*	6,140	445,396
ConAgra Foods, Inc.1	10,553	444,914
Archer-Daniels-Midland Co.1	12,123	444,672
Endo International plc*	7,263	444,641
Vertex Pharmaceuticals, Inc.*	3,526	443,677
Kimberly-Clark Corp.1	3,480	443,004
McGraw Hill Financial, Inc.1	4,477	441,342
Thermo Fisher Scientific, Inc.1	3,091	438,458
Quest Diagnostics, Inc.1	6,148	437,369
Baxalta, Inc.1	11,200	437,136
Mondelez International, Inc. — Class A1	9,709	435,352
Moody’s Corp.1	4,334	434,874
Amgen, Inc.1	2,674	434,070
Zoetis, Inc.	9,052	433,772
Cigna Corp.1	2,961	433,284
Kraft Heinz Co.1	5,953	433,140
PayPal Holdings, Inc.*,1	11,959	432,916
Intuitive Surgical, Inc.*,1	792	432,559
Estee Lauder Companies, Inc. — Class A1	4,909	432,287
Varian Medical Systems, Inc.*,1	5,342	431,634
Cardinal Health, Inc.1	4,829	431,085
McKesson Corp.1	2,181	430,159
Zimmer Biomet Holdings, Inc.1	4,192	430,057
Reynolds American, Inc.1	9,310	429,657
CR Bard, Inc.1	2,268	429,650
Baxter International, Inc.1	11,261	429,607
Allergan plc*,1	1,373	429,063
Equifax, Inc.1	3,849	428,664
Humana, Inc.1	2,401	428,603
Patterson Companies, Inc.1	9,480	428,591
H&R Block, Inc.1	12,864	428,500
Henry Schein, Inc.*	2,708	428,379
Altria Group, Inc.1	7,348	427,727
Dr Pepper Snapple Group, Inc.1	4,587	427,508
Aetna, Inc.1	3,954	427,506
Kellogg Co.1	5,915	427,477

See notes to financial statements.

16 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Consumer, Non-cyclical – 27.5% (continued)
Constellation Brands, Inc. — Class A1	3,000	$427,320
Mylan N.V.*,1	7,893	426,774
Express Scripts Holding Co.*,1	4,881	426,648
Anthem, Inc.1	3,055	425,989
Verisk Analytics, Inc. — Class A*	5,528	424,993
JM Smucker Co.1	3,440	424,290
PepsiCo, Inc.1	4,243	423,961
Colgate-Palmolive Co.1	6,362	423,836
Quanta Services, Inc.*,1	20,921	423,650
Hormel Foods Corp.1	5,357	423,631
Hershey Co.1	4,745	423,586
Procter & Gamble Co.1	5,334	423,573
McCormick & Company, Inc.1	4,948	423,351
Laboratory Corporation of America Holdings*,1	3,424	423,343
HCA Holdings, Inc.*	6,257	423,162
Boston Scientific Corp.*,1	22,920	422,645
St. Jude Medical, Inc.1	6,842	422,630
Mead Johnson Nutrition Co. — Class A1	5,352	422,540
Philip Morris International, Inc.1	4,806	422,495
Kroger Co.1	10,099	422,441
DENTSPLY International, Inc.1	6,938	422,177
Bristol-Myers Squibb Co.1	6,135	422,027
Automatic Data Processing, Inc.1	4,978	421,736
Coca-Cola Co.1	9,814	421,609
Becton Dickinson and Co.1	2,736	421,569
AmerisourceBergen Corp. — Class A1	4,064	421,477
Regeneron Pharmaceuticals, Inc.*,1	776	421,267
Tyson Foods, Inc. — Class A1	7,899	421,254
UnitedHealth Group, Inc.1	3,577	420,798
Alexion Pharmaceuticals, Inc.*,1	2,206	420,795
Molson Coors Brewing Co. — Class B1	4,476	420,386
Merck & Company, Inc.1	7,955	420,183
Robert Half International, Inc.1	8,912	420,112
Cintas Corp.1	4,614	420,105
Abbott Laboratories1	9,352	419,998
Eli Lilly & Co.1	4,981	419,699
Gilead Sciences, Inc.1	4,147	419,635
Keurig Green Mountain, Inc.1	4,663	419,577
Johnson & Johnson1	4,080	419,098
Tenet Healthcare Corp.*,1	13,828	418,988
Stryker Corp.1	4,499	418,137

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Consumer, Non-cyclical – 27.5% (continued)
Clorox Co.1	3,295	$417,905
Coca-Cola Enterprises, Inc.*,1	8,487	417,900
Pfizer, Inc.1	12,940	417,703
Church & Dwight Company, Inc.	4,921	417,694
Medtronic plc1	5,412	416,291
Sysco Corp.1	10,141	415,781
ADT Corp.1	12,587	415,119
Universal Health Services, Inc. — Class B	3,472	414,869
DaVita HealthCare Partners, Inc.*,1	5,951	414,844
Danaher Corp.1	4,460	414,245
Avery Dennison Corp.1	6,591	412,992
Monster Beverage Corp.*,1	2,770	412,619
Brown-Forman Corp. — Class B1	4,147	411,714
General Mills, Inc.1	7,140	411,692
Campbell Soup Co.1	7,829	411,414
Edwards Lifesciences Corp.*,1	5,195	410,301
Whole Foods Market, Inc.1	12,194	408,499
Perrigo Company plc1	2,818	407,765
Western Union Co.1	22,695	406,467
Total System Services, Inc.1	7,720	384,456
Total Consumer, Non-cyclical		43,431,672

Financial – 23.3%
Welltower, Inc. REIT1	6,563	446,481
HCP, Inc. REIT1	11,656	445,726
Invesco Ltd.1	13,203	442,036
Apartment Investment & Management Co. — Class A REIT1	11,028	441,451
Realty Income Corp. REIT	8,527	440,249
Nasdaq, Inc.1	7,562	439,882
BlackRock, Inc. — Class A1	1,285	437,568
Simon Property Group, Inc. REIT1	2,247	436,906
Kimco Realty Corp. REIT1	16,508	436,802
AvalonBay Communities, Inc. REIT1	2,372	436,756
Equity Residential REIT1	5,349	436,425
Intercontinental Exchange, Inc.1	1,700	435,642
Progressive Corp.1	13,696	435,533
General Growth Properties, Inc. REIT1	15,999	435,333
XL Group plc — Class A1	11,086	434,348
Macerich Co. REIT1	5,381	434,193
Affiliated Managers Group, Inc.*,1	2,716	433,908
Equinix, Inc. REIT	1,431	432,734

See notes to financial statements.

18 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Financial – 23.3% (continued)
American International Group, Inc.1	6,977	$432,364
Loews Corp.1	11,237	431,501
Ventas, Inc. REIT1	7,629	430,504
Essex Property Trust, Inc. REIT1	1,797	430,220
Charles Schwab Corp.1	13,058	430,000
Prologis, Inc. REIT1	10,018	429,973
KeyCorp1	32,563	429,506
Boston Properties, Inc. REIT1	3,366	429,299
American Tower Corp. — Class A REIT1	4,428	429,295
Vornado Realty Trust REIT1	4,294	429,228
ACE Ltd.1	3,669	428,723
PNC Financial Services Group, Inc.1	4,491	428,037
Alliance Data Systems Corp.*,1	1,547	427,853
JPMorgan Chase & Co.1	6,475	427,543
Travelers Companies, Inc.1	3,780	426,611
Northern Trust Corp.1	5,917	426,556
BB&T Corp.1	11,270	426,119
MasterCard, Inc. — Class A1	4,375	425,950
E*TRADE Financial Corp.*,1	14,370	425,927
SunTrust Banks, Inc.1	9,927	425,273
Regions Financial Corp.1	44,275	425,040
Public Storage REIT1	1,714	424,558
MetLife, Inc.1	8,804	424,441
Huntington Bancshares, Inc.1	38,341	424,051
Chubb Corp.1	3,197	424,050
Goldman Sachs Group, Inc.1	2,350	423,541
Fifth Third Bancorp1	21,048	423,065
Wells Fargo & Co.1	7,782	423,030
Crown Castle International Corp. REIT	4,891	422,827
Visa, Inc. — Class A1	5,451	422,725
Franklin Resources, Inc.1	11,466	422,178
Discover Financial Services1	7,864	421,668
Synchrony Financial*	13,842	420,936
Berkshire Hathaway, Inc. — Class B*,1	3,184	420,415
Citigroup, Inc.1	8,117	420,055
Ameriprise Financial, Inc.1	3,945	419,827
Bank of New York Mellon Corp.1	10,175	419,414
U.S. Bancorp1	9,826	419,275
Marsh & McLennan Companies, Inc.1	7,558	419,091
Allstate Corp.1	6,749	419,045
American Express Co.1	6,025	419,039

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Financial – 23.3% (continued)
People’s United Financial, Inc.1	25,945	$419,012
SL Green Realty Corp. REIT	3,708	418,930
Iron Mountain, Inc. REIT1	15,509	418,898
T. Rowe Price Group, Inc.1	5,859	418,860
Prudential Financial, Inc.1	5,141	418,528
M&T Bank Corp.1	3,445	417,465
Bank of America Corp.1	24,797	417,334
State Street Corp.1	6,274	416,343
Aflac, Inc.1	6,948	416,185
Comerica, Inc.1	9,934	415,539
Cincinnati Financial Corp.1	7,015	415,078
CBRE Group, Inc. — Class A*,1	12,000	414,960
Zions Bancorporation1	15,163	413,950
Plum Creek Timber Company, Inc. REIT1	8,673	413,876
Principal Financial Group, Inc.1	9,172	412,557
Lincoln National Corp.1	8,195	411,881
Morgan Stanley1	12,932	411,367
Hartford Financial Services Group, Inc.1	9,456	410,958
Legg Mason, Inc.1	10,460	410,346
Aon plc1	4,446	409,966
Weyerhaeuser Co. REIT1	13,611	408,058
CME Group, Inc. — Class A1	4,502	407,881
Unum Group1	12,220	406,804
Capital One Financial Corp.1	5,630	406,373
Assurant, Inc.1	5,041	406,002
Torchmark Corp.1	7,094	405,493
Host Hotels & Resorts, Inc. REIT1	26,240	402,522
Navient Corp.1	33,592	384,628
Total Financial		36,840,520

Consumer, Cyclical – 19.5%
Darden Restaurants, Inc.	7,181	456,999
Royal Caribbean Cruises Ltd.1	4,514	456,862
Wynn Resorts Ltd.1	6,571	454,647
BorgWarner, Inc.1	10,418	450,370
Coach, Inc.1	13,655	446,928
Carnival Corp.1	8,184	445,864
WW Grainger, Inc.1	2,174	440,431
Signet Jewelers Ltd.	3,535	437,245
CVS Health Corp.1	4,449	434,979
Delphi Automotive plc1	5,059	433,708

See notes to financial statements.

20 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Consumer, Cyclical – 19.5% (continued)
Walgreens Boots Alliance, Inc.1	5,077	$432,332
Mattel, Inc.1	15,804	429,395
Fastenal Co.1	10,511	429,059
Ford Motor Co.1	30,415	428,547
Wal-Mart Stores, Inc.1	6,989	428,426
Harman International Industries, Inc.1	4,539	427,619
Kohl’s Corp.1	8,972	427,337
Delta Air Lines, Inc.1	8,418	426,708
Yum! Brands, Inc.1	5,818	425,005
Best Buy Company, Inc.1	13,926	424,047
Dollar General Corp.1	5,897	423,817
McDonald’s Corp.1	3,574	422,232
O’Reilly Automotive, Inc.*,1	1,666	422,198
Starwood Hotels & Resorts Worldwide, Inc.1	6,094	422,192
Goodyear Tire & Rubber Co.1	12,900	421,443
Tiffany & Co.1	5,515	420,739
Lowe’s Companies, Inc.1	5,531	420,577
Home Depot, Inc.1	3,180	420,555
Advance Auto Parts, Inc.	2,787	419,471
Target Corp.1	5,775	419,323
PulteGroup, Inc.1	23,518	419,090
Dollar Tree, Inc.*,1	5,426	418,996
Costco Wholesale Corp.1	2,592	418,608
Genuine Parts Co.1	4,866	417,941
VF Corp.1	6,712	417,822
American Airlines Group, Inc.	9,856	417,402
Whirlpool Corp.1	2,839	416,964
TJX Companies, Inc.1	5,879	416,880
Ross Stores, Inc.1	7,746	416,812
United Continental Holdings, Inc.*	7,274	416,800
Starbucks Corp.1	6,935	416,308
PACCAR, Inc.1	8,780	416,172
Marriott International, Inc. — Class A1	6,206	416,050
Urban Outfitters, Inc.*,1	18,284	415,961
DR Horton, Inc.1	12,984	415,878
Lennar Corp. — Class A1	8,482	414,855
Hanesbrands, Inc.	14,063	413,874
Staples, Inc.1	43,669	413,545
Harley-Davidson, Inc.1	9,092	412,686
Mohawk Industries, Inc.*,1	2,179	412,681
Wyndham Worldwide Corp.1	5,675	412,289

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Consumer, Cyclical – 19.5% (continued)
L Brands, Inc.1	4,296	$411,643
Michael Kors Holdings Ltd.*	10,271	411,456
Southwest Airlines Co.1	9,554	411,395
NIKE, Inc. — Class B1	6,570	410,625
Fossil Group, Inc.*,1	11,218	410,130
Ralph Lauren Corp. — Class A1	3,672	409,355
Hasbro, Inc.1	6,068	408,740
General Motors Co.1	12,007	408,358
Johnson Controls, Inc.1	10,325	407,734
AutoZone, Inc.*,1	549	407,309
Under Armour, Inc. — Class A*	5,025	405,065
AutoNation, Inc.*,1	6,774	404,137
Newell Rubbermaid, Inc.1	9,162	403,861
Tractor Supply Co.	4,720	403,560
Leggett & Platt, Inc.1	9,583	402,678
PVH Corp.1	5,446	401,098
Macy’s, Inc.1	11,285	394,749
The Gap, Inc.1	15,919	393,199
CarMax, Inc.*,1	7,217	389,501
GameStop Corp. — Class A1	13,828	387,737
Bed Bath & Beyond, Inc.*,1	7,882	380,307
Nordstrom, Inc.1	7,484	372,778
Chipotle Mexican Grill, Inc. — Class A*,1	734	352,210
Total Consumer, Cyclical		30,874,294
Industrial – 16.7%
PerkinElmer, Inc.1	8,251	442,006
Harris Corp.1	5,035	437,542
Honeywell International, Inc.1	4,223	437,376
Emerson Electric Co.1	9,122	436,305
Fluor Corp.1	9,217	435,226
Garmin Ltd.1	11,702	434,963
Sealed Air Corp.1	9,688	432,085
Agilent Technologies, Inc.1	10,322	431,562
Waste Management, Inc.1	8,080	431,230
Waters Corp.*,1	3,204	431,194
Caterpillar, Inc.1	6,340	430,866
Stericycle, Inc.*,1	3,570	430,542
Roper Technologies, Inc.1	2,263	429,495
Rockwell Collins, Inc.1	4,645	428,733
FedEx Corp.1	2,876	428,495

See notes to financial statements.

22 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Industrial – 16.7% (continued)
United Technologies Corp.1	4,446	$427,127
General Electric Co.1	13,710	427,066
Textron, Inc.1	10,153	426,528
Snap-on, Inc.1	2,482	425,489
TE Connectivity Ltd.1	6,585	425,457
Eaton Corporation plc1	8,155	424,386
Allegion plc1	6,423	423,404
Flowserve Corp.1	10,059	423,283
Ball Corp.1	5,815	422,925
Republic Services, Inc. — Class A1	9,599	422,260
Northrop Grumman Corp.1	2,230	421,046
Parker-Hannifin Corp.1	4,341	420,990
Illinois Tool Works, Inc.1	4,536	420,396
Ingersoll-Rand plc1	7,603	420,370
AMETEK, Inc.1	7,841	420,199
Union Pacific Corp.1	5,368	419,777
Ryder System, Inc.1	7,379	419,349
Rockwell Automation, Inc.1	4,084	419,059
CSX Corp.1	16,130	418,574
Xylem, Inc.1	11,454	418,071
Vulcan Materials Co.1	4,400	417,868
Cummins, Inc.1	4,735	416,727
J.B. Hunt Transport Services, Inc.	5,670	415,951
L-3 Communications Holdings, Inc.1	3,479	415,775
Jacobs Engineering Group, Inc.*,1	9,908	415,641
Kansas City Southern1	5,559	415,091
Precision Castparts Corp.1	1,789	415,066
CH Robinson Worldwide, Inc.1	6,691	414,976
Boeing Co.1	2,869	414,829
Lockheed Martin Corp.1	1,910	414,757
Stanley Black & Decker, Inc.1	3,877	413,792
WestRock Co.1	9,066	413,591
General Dynamics Corp.1	3,010	413,454
Owens-Illinois, Inc.*,1	23,692	412,715
Dover Corp.1	6,719	411,942
Amphenol Corp. — Class A1	7,885	411,834
Deere & Co.1	5,377	410,104
United Parcel Service, Inc. — Class B1	4,257	409,651
Raytheon Co.1	3,287	409,330
Tyco International plc1	12,780	407,554
Corning, Inc.1	22,209	405,981

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Industrial – 16.7% (continued)
Masco Corp.1	14,325	$405,398
3M Co.1	2,679	403,565
Expeditors International of Washington, Inc.1	8,902	401,480
FLIR Systems, Inc.1	14,222	399,212
Martin Marietta Materials, Inc.1	2,920	398,814
Pentair plc1	8,020	397,231
Norfolk Southern Corp.1	4,638	392,328
Total Industrial		26,418,033
Technology – 12.7%
Hewlett Packard Enterprise Co.1	29,256	444,691
Xerox Corp.1	41,320	439,232
Pitney Bowes, Inc.1	21,177	437,305
Red Hat, Inc.*,1	5,279	437,154
QUALCOMM, Inc.1	8,741	436,918
CA, Inc.1	15,280	436,397
Microchip Technology, Inc.1	9,293	432,496
Activision Blizzard, Inc.	11,146	431,461
CSRA, Inc.	14,345	430,350
Cognizant Technology Solutions Corp. — Class A*,1	7,116	427,102
Adobe Systems, Inc.*,1	4,538	426,300
Microsoft Corp.1	7,674	425,754
Electronic Arts, Inc.*,1	6,176	424,415
International Business Machines Corp.1	3,083	424,282
KLA-Tencor Corp.1	6,112	423,867
Salesforce.com, Inc.*,1	5,397	423,125
Applied Materials, Inc.1	22,645	422,782
Seagate Technology plc1	11,530	422,690
Akamai Technologies, Inc.*,1	8,007	421,408
SanDisk Corp.1	5,545	421,365
NVIDIA Corp.1	12,769	420,866
Paychex, Inc.1	7,940	419,947
Dun & Bradstreet Corp.1	4,026	418,422
Micron Technology, Inc.*,1	29,548	418,400
Broadcom Corp. — Class A1	7,235	418,328
Citrix Systems, Inc.*,1	5,525	417,966
Lam Research Corp.1	5,259	417,670
Intel Corp.1	12,106	417,052
Avago Technologies Ltd.1	2,872	416,871
Intuit, Inc.1	4,316	416,494
Cerner Corp.*,1	6,914	416,015

See notes to financial statements.

24 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Technology – 12.7% (continued)
Autodesk, Inc.*,1	6,790	$413,715
Fiserv, Inc.*,1	4,522	413,582
Accenture plc — Class A1	3,940	411,730
Xilinx, Inc.1	8,761	411,504
EMC Corp.1	16,011	411,162
Fidelity National Information Services, Inc.1	6,779	410,807
Oracle Corp.1	11,149	407,273
Linear Technology Corp.1	9,578	406,778
Teradata Corp.*,1	15,325	404,887
Texas Instruments, Inc.1	7,380	404,498
Analog Devices, Inc.1	7,287	403,117
HP, Inc.1	33,977	402,288
Western Digital Corp.1	6,683	401,314
Skyworks Solutions, Inc.	5,094	391,372
Apple, Inc.1	3,665	385,778
NetApp, Inc.1	14,276	378,742
Qorvo, Inc.*	7,383	375,795
Total Technology		20,021,467
Energy – 11.0%
ONEOK, Inc.1	20,426	503,705
Southwestern Energy Co.*,1	70,315	499,940
First Solar, Inc.*,1	7,507	495,387
CONSOL Energy, Inc.1	59,350	468,865
Cabot Oil & Gas Corp. — Class A1	25,767	455,818
Range Resources Corp.1	18,235	448,763
Chesapeake Energy Corp.1	99,725	448,763
Columbia Pipeline Group, Inc.1	22,126	442,520
Spectra Energy Corp.1	18,267	437,312
Exxon Mobil Corp.1	5,580	434,961
Tesoro Corp.1	4,124	434,546
Valero Energy Corp.1	6,145	434,513
Diamond Offshore Drilling, Inc.1	20,588	434,407
Marathon Petroleum Corp.1	8,361	433,434
Helmerich & Payne, Inc.1	8,076	432,470
Chevron Corp.1	4,799	431,718
Equities Corp.1	8,262	430,698
Apache Corp.1	9,666	429,847
Ensco plc — Class A1	27,731	426,780
Occidental Petroleum Corp.1	6,283	424,794
Noble Energy, Inc.1	12,714	418,672

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Energy – 11.0% (continued)
National Oilwell Varco, Inc.1	12,462	$417,352
FMC Technologies, Inc.*,1	14,345	416,148
Cameron International Corp.*,1	6,578	415,730
Schlumberger Ltd.1	5,942	414,454
Murphy Oil Corp.1	18,373	412,474
Phillips 661	5,011	409,900
Anadarko Petroleum Corp.1	8,372	406,712
Transocean Ltd.1	32,692	404,727
Williams Companies, Inc.*,1	15,702	403,541
ConocoPhillips1	8,619	402,421
Baker Hughes, Inc.1	8,679	400,536
Hess Corp.1	8,226	398,796
Devon Energy Corp.1	12,365	395,680
EOG Resources, Inc.1	5,539	392,106
Newfield Exploration Co.*,1	11,766	383,101
Halliburton Co.1	11,224	382,065
Kinder Morgan, Inc.1	24,901	371,523
Pioneer Natural Resources Co.1	2,963	371,501
Cimarex Energy Co.1	4,092	365,743
Marathon Oil Corp.1	28,930	364,229
Total Energy		17,296,652
Communications – 9.3%
Symantec Corp.1	21,112	443,352
Cablevision Systems Corp. — Class A1	13,764	439,072
Amazon.com, Inc.*,1	648	437,977
Level 3 Communications, Inc.*,1	8,052	437,707
Interpublic Group of Companies, Inc.1	18,529	431,355
Cisco Systems, Inc.1	15,858	430,624
AT&T, Inc.1	12,507	430,365
TripAdvisor, Inc.*,1	5,030	428,807
Verizon Communications, Inc.1	9,256	427,812
Time Warner Cable, Inc.1	2,298	426,486
Nielsen Holdings plc	9,126	425,272
Facebook, Inc. — Class A*,1	4,062	425,129
Frontier Communications Corp.1	90,778	423,933
Omnicom Group, Inc.1	5,591	423,015
Scripps Networks Interactive, Inc. — Class A1	7,595	419,320
Yahoo!, Inc.*,1	12,606	419,275
CenturyLink, Inc.1	16,654	419,015
Expedia, Inc.1	3,367	418,518

See notes to financial statements.

26 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Communications – 9.3% (continued)
CBS Corp. — Class B1	8,857	$417,430
TEGNA, Inc.1	16,301	416,002
Motorola Solutions, Inc.1	6,047	413,917
F5 Networks, Inc.*,1	4,252	412,274
Priceline Group, Inc.*,1	323	411,809
Viacom, Inc. — Class B1	9,975	410,571
Time Warner, Inc.1	6,337	409,814
eBay, Inc.*,1	14,835	407,666
VeriSign, Inc.*,1	4,659	407,010
Comcast Corp. — Class A1	7,156	403,813
Walt Disney Co.1	3,840	403,507
Juniper Networks, Inc.1	14,495	400,062
Netflix, Inc.*,1	3,489	399,072
News Corp. — Class A1	24,140	322,510
Twenty-First Century Fox, Inc. — Class A1	11,092	301,259
Discovery Communications, Inc. — Class C*,1	9,854	248,518
Alphabet, Inc. — Class A*,1	276	214,731
Alphabet, Inc. — Class C*,1	281	213,247
Discovery Communications, Inc. — Class A*,1	5,706	152,236
Twenty-First Century Fox, Inc. — Class B	3,917	106,660
News Corp. — Class B	6,830	95,347
Total Communications		14,674,489
Utilities – 8.0%
NRG Energy, Inc.1	40,913	481,546
CenterPoint Energy, Inc.1	24,857	456,375
Exelon Corp.1	15,993	444,125
American Electric Power Company, Inc.1	7,603	443,027
AES Corp.1	46,249	442,603
NextEra Energy, Inc.1	4,259	442,468
Consolidated Edison, Inc.1	6,822	438,450
WEC Energy Group, Inc.1	8,543	438,341
Southern Co.1	9,344	437,206
SCANA Corp.1	7,221	436,798
Duke Energy Corp.1	6,115	436,550
Pinnacle West Capital Corp.1	6,742	434,724
NiSource, Inc.1	22,232	433,746
Public Service Enterprise Group, Inc.1	11,206	433,560
Eversource Energy1	8,482	433,176
PPL Corp.1	12,683	432,871
Dominion Resources, Inc.1	6,393	432,423

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value
COMMON STOCKS† – 133.6% (continued)
Utilities – 8.0% (continued)
Entergy Corp.1	6,318	$431,898
Ameren Corp.1	9,944	429,879
CMS Energy Corp.1	11,901	429,388
Sempra Energy1	4,545	427,275
PG&E Corp.1	8,023	426,743
Xcel Energy, Inc.1	11,873	426,359
DTE Energy Co.1	5,296	424,686
AGL Resources, Inc.1	6,613	421,976
FirstEnergy Corp.1	13,187	418,424
Edison International1	7,004	414,707
TECO Energy, Inc.1	15,561	414,701
Pepco Holdings, Inc.1	15,871	412,805
Talen Energy Corp.*	0	2
Total Utilities		12,576,832
Basic Materials – 5.3%
Alcoa, Inc.1	46,823	462,143
Monsanto Co.1	4,431	436,542
International Flavors & Fragrances, Inc.1	3,573	427,473
FMC Corp.1	10,914	427,066
Ecolab, Inc.1	3,691	422,177
LyondellBasell Industries N.V. — Class A1	4,847	421,204
Airgas, Inc.1	3,041	420,631
Nucor Corp.1	10,374	418,072
PPG Industries, Inc.1	4,202	415,242
Eastman Chemical Co.1	6,149	415,119
Air Products & Chemicals, Inc.1	3,179	413,620
CF Industries Holdings, Inc.1	10,091	411,814
Sherwin-Williams Co.1	1,584	411,206
International Paper Co.1	10,880	410,176
Freeport-McMoRan, Inc.1	60,124	407,039
Praxair, Inc.1	3,940	403,456
Dow Chemical Co.1	7,773	400,154
EI du Pont de Nemours & Co.1	5,889	392,207
Newmont Mining Corp.1	21,686	390,131
Mosaic Co.1	14,125	389,709
Total Basic Materials		8,295,181
Diversified – 0.3%
Leucadia National Corp.1	24,946	433,811
Total Common Stocks
(Cost $199,713,618)		210,862,951

See notes to financial statements.

28 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

	Shares	Value

SHORT TERM INVESTMENTS† – 1.4%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.00%1,2	2,220,838	$2,220,838
Total Short Term Investments
(Cost $2,220,838)		2,220,838
Total Investments – 135.0%
(Cost $201,934,456)		$213,083,789

	Contracts	Value

OPTIONS WRITTEN*,† – (1.1)%
Call options on:
Technology Select Sector SPDR Fund Expiring January 2016
with strike price of $44.00	2,438	$(32,913)
Energy Select Sector SPDR Fund Expiring January 2016
with strike price of $61.00	877	(90,331)
iShares Russell 2000 ETF Expiring January 2016 with
strike price of $115.00	1,855	(115,010)
Industrial Select Sector SPDR Fund Expiring January 2016
with strike price of $52.00	1,001	(135,636)
SPDR S&P MidCap 400 ETF Trust Expiring January 2016
with strike price of $250.00	414	(285,660)
SPDR Dow Jones Industrial Average Index Expiring
January 2016 with strike price of $176.00	3,015	(325,620)
SPDR S&P 500 Expiring January 2016
with strike price of $206.00	2,375	(368,125)
S&P 500 Index Expiring January 2016
with strike price of $2,065.00	278	(389,200)
Total Call Options Written
(Premiums received $1,810,508)		(1,742,495)
Other Assets & Liabilities, net – (33.9)%		(53,525,102)
Total Net Assets – 100.0%		$157,816,192

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of these securities have been physically segregated in connection with borrowings and/or written options. As of December 31, 2015 the total market value of the segregated securities was $165,398,457.
2	Rate indicated is the 7-day yield as of December 31, 2015.

N.V.	Publicly Traded Company
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

See Sector Classification in Supplemental Information section.

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (continued)	December 31, 2015

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2015 (see Note 4):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets:
Common Stocks	$210,862,951	$ —	$ —	$210,862,951
Short Term Investments	2,220,838	—	—	2,220,838
Total	$213,083,789	$ —	$ —	$213,083,789
Liabilities:
Call Options Written	$1,742,495	$ —	$ —	$1,742,495
Total	$1,742,495	$ —	$ —	$1,742,495

Please refer to the detailed portfolio for a breakdown of investment type by industry category.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the period ended December 31, 2015.

See notes to financial statements.

30 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2015

ASSETS:
Investments, at value (cost $201,934,456)	$213,083,789
Receivables:
Dividends	297,343
Reclaims receivable	4,310
Other assets	25,208
Total assets	213,410,650
LIABILITIES
Borrowings	49,500,000
Options written, at value (premiums received of $1,810,508)	1,742,495
Interest payable on borrowings	62,898
Payable for:
Dividend distribution payable	3,838,647
Investment advisory fees	198,013
Fund accounting fees	7,803
Administration fees	4,862
Other liabilities	239,740
Total liabilities	55,594,458
NET ASSETS	$157,816,192
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
8,774,050 shares issued and outstanding	$87,741
Additional paid-in capital	147,171,183
Accumulated net realized loss on investments and options	(1,966,806)
Net unrealized appreciation on investments and options	11,217,346
Undistributed net investment income	1,306,728
NET ASSETS	$157,816,192
Net Asset Value	$17.99

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

STATEMENT OF OPERATIONS	December 31, 2015
For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends from securities of unaffiliated issuers (net of foreign withholding
taxes of $5,421)	$4,207,638
Dividends from securities of affiliated issuers	82,339
Total income	4,289,977
EXPENSES
Investment advisory fees	2,200,776
Interest expense	500,668
Professional fees	105,334
Trustee fees and expenses*	82,489
Fund accounting fees	65,572
Administration fees	59,380
Printing fees	51,640
Custodian fees	40,988
NYSE listing fees	23,725
Transfer agent fees	19,705
Other expenses	38,803
Total expenses	3,189,080
Net investment income	1,100,897
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments in unaffiliated issuers	12,844,442
Investments in affiliated issuers	248,833
Written Options	3,329,257
Net realized gain	16,422,532
Net change in unrealized appreciation (depreciation) on:
Investments	(22,928,568)
Written Options	(515,747)
Net change in unrealized appreciation (depreciation)	(23,444,315)
Net realized and unrealized loss	(7,021,783)
Net decrease in net assets resulting from operations	$(5,920,886)

* Relates to Trustees not deemed “interested persons” within the meaning of section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2015

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income	$1,100,897	$1,080,681
Net realized gain on investments	16,422,532	16,942,040
Net change in unrealized appreciation (depreciation)
on investments	(23,444,315)	(4,160,393)
Net increase (decrease) in net assets resulting from operations	(5,920,886)	13,862,328
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,080,681)	—
Capital gains	(18,110,838)	(15,347,712)
Total distributions	(19,191,519)	(15,347,712)
CAPITAL SHARE TRANSACTIONS
Reinvestment of dividends	77,952	—
Net increase from capital shares transactions	77,952	—
Net decrease in net assets	(25,034,453)	(1,485,384)
NET ASSETS:
Beginning of year	182,850,645	184,336,029
End of year	$157,816,192	$182,850,645
Undistributed net investment income at end of year	$1,306,728	$1,080,681

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	December 31, 2015
For the Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(5,920,886)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	22,928,568
Net change in unrealized appreciation (depreciation) on written options	515,747
Net realized gain on investments	(13,093,275)
Net realized gain on written options	(3,329,257)
Purchase of long-term investments	(100,067,273)
Cost of written options closed	(30,761,510)
Proceeds from written options	34,354,476
Proceeds from sale of long-term investments	112,353,951
Corporate actions and other payments	237,773
Net purchases of short-term investments	(1,939,983)
Increase in dividends receivable	(2,208)
Increase in other assets	(21,176)
Increase in tax reclaims receivable	(4,310)
Increase in distribution payable	3,838,647
Increase in investment advisory fees payable	2,993
Decrease in administration fees payable	(312)
Increase in interest payable on borrowings	13,155
Decrease in fund accounting fees payable	(244)
Increase in other liabilities	8,640
Net Cash Provided by Operating and Investing Activities	19,113,516
Cash Flows From Financing Activities:
Distributions to shareholders	(19,113,567)
Net Cash Used in Financing Activities	(19,113,567)
Net change in cash	(51)
Cash at Beginning of Year	$51
Cash at End of Year	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the
year for interest	$487,513
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$77,952
See notes to financial statements.

34 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	December 31, 2015

	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		June 30,
	2015	2014	2013	2012	*	2012 (a)
Per Share Data:
Net asset value, beginning of period	$20.85	$21.02	$19.07	$19.24		$19.10
Income from investment operations:
Net investment income(b)	0.13	0.12	0.07	0.12		0.09
Net gain (loss) on investments (realized and unrealized)	(0.80)	1.46	3.63	0.59		0.97
Total from investment operations	(0.67)	1.58	3.70	0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	—	—	—	—		(0.04)
Less distributions from:
Net investment income	(0.12)	—	(0.05)	(0.11)		(0.42)
Capital gains	(2.07)	(1.75)	(0.64)	—		—
Return of capital	—	—	(1.06)	(0.77)		(0.46)
Total distributions to shareholders	(2.19)	(1.75)	(1.75)	(0.88)		(0.88)
Net asset value, end of period	$17.99	$20.85	$21.02	$19.07		$19.24
Market value, end of period	$16.34	$20.42	$18.89	$17.73		$18.61
Total Return(c)
Net asset value	(3.48)%	7.87%	20.28%	3.69%		5.30%
Market value	(9.79)%	18.40%	17.12%	(0.35)%		(2.57)%
Ratios/Supplemental Data:
Net assets end of period (in thousands)	$157,816	$182,851	$184,336	$167,217		$168,444
Ratios to average net assets of:
Net investment income, including interest expense	0.64%	0.59%	0.33%	1.25	%(e)	0.71%
Total expenses, including interest expense(g)	1.85%	1.71%	1.68%	1.78	%(e)	1.80%
Portfolio Turnover(d)	46%	59%	154%	54%		31%

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	December 31, 2015

	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	December 31,	December 31,	December 31,	December 31,		June 30,
	2015	2014	2013	2012	*	2012	(a)
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$49,500	$49,500	$23,000	$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$4,188	$4,694	$9,015	$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.
(a)	Since commencement of operations: October 27, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratios would be:

December 31,	December 31,	December 31,	December 31,	June 30,
2015	2014	2013	2012*	2012(a)
1.56%	1.49%	1.51%	1.54%(e)	1.59%

See notes to financial statements.

36 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2015

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sale price.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments.

The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Adviser, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.

38 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the January 31, 2014 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital.

(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser, GPIM and Security Investors, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs

40 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

As of December 31, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts and dividend reclasses. Net investment income, net realized gains and net assets were not affected by the changes.

	Undistributed	Accumulated
Paid in	Investment	Net Realized
Capital	Income/ (Loss)	Gain/ (Loss)
$—	$205,831	$(205,831)

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015
As of December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$ 205,673,551	$ 28,932,471	$ (21,522,233)	$ 7,410,238

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of December 31, 2015, the tax components of accumulated earnings/losses (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed	Net Unrealized
Ordinary	Long Term	Appreciation
Income	Capital Gain	(Depreciation)
$ 1,455,728	$ 1,629,588	$ 7,471,952

For the years ended December 31, 2015 and 2014, the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets, was as follows:

Distributions paid from	2015	2014
Ordinary income	$ 3,489,741	$ —
Long term Capital gains	15,701,778	15,347,712

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Fund had no capital loss carryforwards.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:
During the period ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $100,067,273 and $112,353,951, respectively.

42 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.

(a) Options Written
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing, which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the period ended December 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	14,125	$1,546,769
Options written during the period	113,880	34,354,476
Options expired during the period	(19,455)	(2,518,224)
Options closed during the period	(96,297)	(31,572,513)
Options outstanding, end of the period	12,253	$1,810,508

44 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of December 31, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivatives Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk			Options Written	$1,742,495
Total				$1,742,495
The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended December 31, 2015.

Effect of Derivative Instruments on the Statement of Operations:
Net Change in
Net Unrealized
Amount of Net	Appreciation
Realized Gain	(Depreciation)
on Derivatives	on Derivatives
Options	Options

Equity risk	$3,329,257	$(515,747)
Total	$3,329,257	$(515,747)

Note 8 – Affiliated Transactions:

The Guggenheim Equal Weight Enhanced Equity Income Fund had the following transactions with affiliated fund during the year ended December 31, 2015.

Year Ended
		Share Activity			December 31, 2015

	Balance			Balance
Security Name	12/31/14	Purchases	Sales	12/31/15	Value	Dividends
Guggenheim S&P 500
Equal Weight ETF	252,294	–	252,294	–	$ –	$ 82,339

Affiliated fund accounted for $248,833 of the net realized gain on investments and $301,719 of the change in net unrealized appreciation on investments during the year.

Note 9 – Borrowings:

On November 3, 2011, the Fund entered into a $50,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 75 basis points. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. On March 3, 2015 the Fund terminated the credit facility fee. On March 3, 2015 the Fund entered into a $60,000,000 credit facility agreement with an approved lender. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 75 basis points. As of December 31, 2015, there was $49,500,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2015

period ended December 31, 2015, was $49,500,000 with a related average interest rate of 0.95%. The maximum amount outstanding during the year ended December 31, 2015 was $49,500,000. As of December 31, 2015, the market value of the securities segregated as collateral is $86,572,534.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 10 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,774,050 issued and outstanding.

Transactions in common shares were as follows:
	Year ended	Year ended
	December 31, 2015	December 31, 2014
Beginning Shares	8,770,121	8,770,121
Shares issued through dividend reinvestment	3,929	—
Ending Shares	8,774,050	8,770,121

As of December 31, 2015, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

46 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2015

The Board of Trustees and Shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Equal Weight Enhanced Equity Income Fund at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 47

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2015

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2015 the Fund had 100% qualify for the dividends received deduction for corporations.

Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2015 the Fund had 100% qualify for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additionally, 100% of the net short-term capital gains paid out to shareholders are considered qualified short-term capital gains as allowed under Internal Revenue Code Section 871(k)(2) .

The Fund hereby designates $15,701,778 as a capital gain dividend for the year ended December 31, 2015.

Please refer to your IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees

The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

		Term of		Number of
		Office**		Portfolios in	Other
	Position(s)	and Length		Fund	Directorships
Name, Address*,	Held	of Time	Principal Occupation(s)	Complex	Held by
and Year of Birth	with Trust	Served	During Past Five Years	Overseen	Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2011	Current: Private Investor (2001-present).	105	Current: Trustee, Purpose
(1951)					Investments Funds (2014-
			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		present).
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial real estate,	101	Current: Midland Care, Inc.
Chubb, Jr.			Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)

48 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2015

		Term of		Number of
		Office**		Portfolios in	Other
	Position(s)	and Length		Fund	Directorships
Name, Address*,	Held	of Time	Principal Occupation(s)	Complex	Held by
and Year of Birth	with Trust	Served	During Past Five Years	Overseen	Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	101	Current: Westar Energy, Inc.
(1946)					(2004-present); CoreFirst
Bank & Trust (2000-
present).
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich &	101	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		Company (1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and
	Committee				Silver Corp. (2011-2012).
Robert B. Karn III	Trustee and	Since 2011	Current: Consultant (1998-present).	101	Current: Peabody Energy
(1942)	Chairman of				Company (2003-present);
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and		GP Natural Resource
	Committee		Economic Consulting, St. Louis office (1987-1997).		Partners, LLC (2002-
present).
Ronald A. Nyberg	Trustee and	Since 2011	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	107	Current: Edward-
(1953)	Chairman of				Elmhurst Healthcare
	the Nominating		Former: Executive Vice President, General Counsel and		System (2012-
	and Governance		Corporate Secretary, Van Kampen Investments (1982-1999).
Committee

Maynard F.	Trustee	Since 2014	Current: Retired.	101	Current: Fort Hays
Oliverius					State University
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (1999-
present); Stormont-
Vail Foundation
(2013-present);
University of
Minnesota MHA
Alumni
Philanthropy
Committee
(2009-present).

Former: Topeka
Community
Foundation
(2009-2014).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 49

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2015

		Term of		Number of	Other
	Position(s)	Office**		Portfolios in	Directorships
Name, Address*,	Held	and Length of	Principal Occupation(s)	Fund Complex	Held by
and Year of Birth	with Trust	Time Served	During Past Five Years	Overseen	Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2011	Current: Portfolio Consultant (2010-present).	104	Former: Bennett Group
Toupin, Jr.	Chairman of				of Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager, Nuveen Asset
Management (1998-1999); Vice President, Nuveen Investment Advisory
Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment
Trusts (1991-1999); and Assistant Vice President and Portfolio Manager,
Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	236	Current: Clear Spring Life
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-present).		Insurance Company (2015-
(1951)	Executive				present); Guggenheim
	Officer and		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Partners Japan, Ltd. (2014-
	Trustee				present); Delaware Life
(2013-present); Guggenheim
Life and Annuity Company
(2011-present); Paragon Life
Insurance Company of
Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
-Messrs. Karn, Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2016.
-Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.
-Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2018.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

50 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2015

Officers
The Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President,
(1966)	Treasurer		Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC
(2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010);
Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim
Belden, III			Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director,
Catalucci	Compliance		Guggenheim Investments (2012-present).
(1966)	Officer

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice
President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance
Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2011	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the
(1972)	Treasurer		Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)	Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim
(1978)			Investments (2007-present).

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2015

	Position(s)	Term of Office
Name, Address*,	Held	and Length of
and Year of Birth	with Trust	Time Served**	Principal Occupations During Past Five Years

Officers continued:

Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate,
(1984)	Secretary		Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the
(1979)	Treasurer		Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund
Administration Assistant Director, State Street (2011-2013);
Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the
(1974)	Treasurer		Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Officer, Chief		Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	Treasurer		(2004-2010); Managing Director and Head
of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004);
CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

52 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2015
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

54 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

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FUND INFORMATION	December 31, 2015

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds
Investment Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb Jr.	Options Strategy Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Equity Strategy Investment Sub-Adviser
Robert B. Karn III	Security Investors, LLC
New York, NY
Ronald A. Nyberg
Administrator and Accounting Agent
Maynard F. Oliverius	Rydex Fund Services, LLC
Rockville, MD
Ronald E. Toupin, Jr.,
Chairperson	Custodian
The Bank of New York Mellon
* Trustee is an “interested person” (as defined	New York, NY
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Legal Counsel
his position as the President and CEO of the	Skadden, Arps, Slate, Meagher &
Investment Adviser and Distributor.	Flom LLP
New York, NY
Principal Executive Officers
Donald C. Cacciapaglia	Independent Registered Public
President and Chief Executive Officer	Accounting Firm
Ernst & Young LLP
Joanna M. Catalucci	McLean, VA
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

58 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	December 31, 2015

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 59

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/16)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEQ-AR-1215

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit

Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,655 and $29,243 for the fiscal years ending December 31, 2015 and December 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the for the fiscal years ending December 31, 2015 and December 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,022 and $9,734 for the fiscal years ending December 31, 2015 and December 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending December 31, 2015 and December 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), 4(b) or 4(c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

              Audit Services

●	Annual financial statement audits
●	Seed audits (related to new product filings, as required)
●	SEC and regulatory filings and consents

              Audit-Related Services

●	Accounting consultations
●	Fund merger/reorganization support services
●	Other accounting related matters
●	Agreed upon procedures reports
●	Attestation reports
●	Other internal control reports

              Tax Services

●	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations

o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
●	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3.           Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $48,607 and $46,484 for the fiscal years ending December 31, 2015, and December 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s Options Strategy Sub-Adviser, Guggenheim Partners Investment Management, LLC (“GPIM”), formerly known as Guggenheim Partners Asset Management, LLC.  GPIM’s proxy voting policies and procedures are included as  Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) GPIM serves as the Options Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s options portfolio.  The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2015:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.

Name	Since	Professional Experience During the Last Five Years
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Security Investors, LLC (“Security Investors”) serves as the Equity Strategy Sub-Adviser for the registrant and is responsible for the day-to-day management of the registrant’s equity portfolio.  The Fund’s equity strategy provides that the registrant will invest in a portfolio of common stocks included in the S&P 500 Index in equal weight.

The following individuals at Security Investors share primary responsibility for the management of the registrant’s equity portfolio and is provided as of December 31, 2015:

Name	Since	Professional Experience During the Last Five Years
Ryan Harder	2011	Security Investors, LLC: Senior Portfolio Manager, 2004-present.
James R. King	2011	Security Investors, LLC: Portfolio Manager, 1996-present. With the exception of the period from March 15, 2008 to January 18, 2011, Mr. King has been associated with the Advisor since 1996.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of December 31, 2015:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	22	$2,650,904,959	0	$-0-

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Other pooled investment vehicles	5	$459,888,889	1	$334,417,428
Other accounts	1	$346,726,063	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	17	$1,070,947,578	0	$-0-
Other pooled investment vehicles	1	$48,526,893	0	$0
Other accounts	0	$0	0	$-0-

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	5	$498,387,132	0	$-0-

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$0	0	$-0-

The following tables summarize information regarding each of the other accounts managed by the Security Investors portfolio managers as of December 31, 2015:

Ryan Harder:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	136	$24,706,999,136	0	$-0-
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

James R. King:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	66	$26,651,404,283	0	$-0-

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Other pooled investment vehicles	0	$-0-	0	$-0-
Other accounts	0	$-0-	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisers seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts. In such situations the Sub-Advisers will, consistent with their fiduciary obligations under the Advisers Act, endeavor to achieve a fair and equitable allocation of limited investment opportunities among all funds and accounts by employing methods such as a rotation strategy, under which limited investment opportunities are allocated to funds on an alternating basis.

The Sub-Advisers determine which broker(s) to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisers act as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Messrs. Farhan, Flowers, and Cheeseman for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     --GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

Security Investors compensates Messrs. Harder and King for their management of the registrant. The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

●
The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

●
Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three-year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to Security Investors’ success as determined by management.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of December 31, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund[Missing Graphic Reference]
Farhan Sharaff Jayson Flowers Daniel Cheeseman	$-0- $-0- $-0-

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Security Investors portfolio manager as of December 31, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund[Missing Graphic Reference]
Ryan Harder James R. King	$-0- $-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)       Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

(d)
Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 20131

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Equal Weight Enhanced Equity Income Fund

By:            /s/Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        President and Chief Executive Officer

Date:        March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        President and Chief Executive Officer

Date:        March 9, 2016

By:            /s/John L. Sullivan

Name:      John L. Sullivan

Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       March 9, 2016